2023 Second Quarter Results Earnings Presentation

2 Presenters Michael Sacks Chairman and Chief Executive Officer Jonathan Levin President Pamela Bentley Chief Financial Officer Stacie Selinger Head of Investor Relations

3 Second Quarter 2023 Results $ billion June 30, 2022 June 30, 2023 % Change vs Q2 22 AUM $ 71.2 $ 76.0 7 % FPAUM 57.5 60.6 5 % Private Markets FPAUM 34.8 39.1 12 % Absolute Return Strategies FPAUM 22.7 21.5 (5) % CNYFPAUM 6.7 6.7 — % $ million Three Months Ended June 30, 2023 % Change vs Q2 22 GAAP Revenue $ 107.6 3 % GAAP net income attributable to GCM Grosvenor Inc. 4.8 (36) % Fee-Related Revenue1 90.8 (1) % Private Markets Management Fees2 53.0 5 % Absolute Return Strategies Management Fees3 36.8 (8) % Fee-Related Earnings 32.8 1 % Adjusted EBITDA 36.0 2 % Adjusted Net Income4 22.7 3% • Second quarter 2023 fundraising of $1.5 billion • 2023 Private Markets FPAUM increased 12% and Private Markets YTD management fees increased 8% over prior year • GCM Grosvenor's Board of Directors approved a $0.11 per share dividend payable on September  15, 2023 to shareholders on record September 1, 2023 • As of June 30, 2023, $21.6 million remained in the approved share and warrant repurchase program, and GCM Grosvenor's Board of Directors subsequently approved an additional $25.0 million share repurchase authorization 1-4. See Notes towards the end of the document.

$2.6 $2.0 $1.5 $0.4 $0.2 2.2 1.1 1.5 0.3 0.2 0.4 0.9 — 0.1 0.1 Q3 2022-Q1 2023 Q2 2023 Private Equity Infrastructure Real Estate Absolute Return Strategies Opportunistic 4 Fund Strategy Closed in Q2 23 ($mm) Closed through Q2 23 ($mm) Forecasted Next / First Closing Final Close CIS III Diversified Infrastructure $145 $798 3Q 2023 Mid 2023 MAC III Multi-Asset Class $10 $839 3Q 2023 Late 2023 GCF III PE Co-Investments $20 $224 4Q 2023 Mid 2024 IAF II Infrastructure Advantage Fund $54 $186 3Q 2023 2024+ Elevate Sponsor Solutions $— $505 3Q 2023 2024 Fundraising: Last Twelve Months Through Q2 2023 $2.4 billion YTD 2023 Capital Raised $6.8 billion LTM Capital Raised LTM Fundraising By Strategy $ billion

$ billion 5 Second Quarter 2023 Fundraising Drivers Private Markets $1.5 0.1 1.4 Q2 2023 Absolute Return Strategies Absolute Return Strategies, 3% Opportunistic, 4% Private Equity, 29% Infrastructure, 64% Specialized Funds, 17% Customized Separate Accounts, 83% Americas, 27% EMEA, 36% APAC, 37% Pension, 14% Government / Sovereign, 19% Corporation, 31% Retail/Non- Institutional, 13% Insurance, 1% Other, 1% Financial Institutions, 21% By Channel By Structure By Geography By Strategy

$ billion 6 Year-to-Date 2023 Fundraising Drivers Private Markets $2.4 0.2 2.2 Q2 YTD 2023 Absolute Return Strategies Absolute Return Strategies, 8% Opportunistic, 4% Private Equity, 18% Infrastructure, 70% Specialized Funds, 18% Customized Separate Accounts, 82% Americas, 26% EMEA, 47% APAC, 27% Pension, 37% Government / Sovereign, 15% Corporation, 23% Retail/Non- Institutional, 9% Insurance, 1% Other, 2% Financial Institutions, 13% By Strategy By Channel By Structure By Geography

$40.1 $36.8 Q2 22 Q2 23 $22.1 $22.7 22.1 22.7 Q2 22 Q2 23 $32.6 $32.8 Q2 22 Q2 23 $35.2 $36.0 35.2 36.0 Q2 22 Q2 23 7 2% 3% 1% $ million Q2 2023 Summary $50.4 $53.0 Q2 22 Q2 23 Adjusted Net IncomeAdjusted EBITDA Private Markets Management Fees2 (1)% (8)% 5% $91.5 $90.8 Q2 22 Q2 23 Fee-Related Earnings Absolute Return Strategies Management Fees3 Fee-Related Revenue1 1-3. See Notes towards the end of the document.

Q2 21 42% Private Markets Experiencing Growth and Mix Shift FPAUM Has Shifted Towards Private Markets... 8 $30.1 $34.8 $39.1 Q2 21 Q2 22 Q2 23 $40.1 $48.1 $52.8 Q2 21 Q2 22 Q2 23 Private Markets Management Fees5 (mm) ...And Private Markets Management Fees Have Grown Private Markets FPAUM (bn) Q2 23 49% % of Private Markets AUM in Secondaries, Co-Investments and Direct Investments 15% CAGR Q2 21 55% Q2 23 64% Private Markets % of Total FPAUM 14% CAGR 5. Excludes catch up management fees and fund reimbursement revenue.

Consistent Private Markets Growth 9 $40.1 $41.9 $44.7 $45.8 $48.1 $48.8 $49.1 $51.8 $52.8 Private Markets Management Fees5 ($ in millions) 5. Excludes catch up management fees and fund reimbursement revenue. Increasing Private Markets Management Fees5 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Year-over-year Private Markets Management Fee Growth5 11% 12% 18% 18% 20% 16% 10% 13% 10% Consistent Double-Digit Private Market Management Fee Growth 15% CAGR

$47.6 $53.5 34.8 39.1 6.6 6.6 6.2 7.8 Q2 2022 Q2 2023 $71.2 $76.0 57.5 60.6 6.7 6.7 7.0 8.7 Q2 2022 Q2 2023 CNYFPAUM Fees Charged on Scheduled Ramp-in $2.3 0.5 0.6 1.2 Remainder of 2023 2024 2025+ $23.6 $22.5 22.7 21.5 0.1 0.1 0.8 0.9 Q2 2022 Q2 2023 FPAUM Contracted not yet FPAUM ("CNYFPAUM") Other6 6. Includes mark to market, insider capital and non fee-paying AUM. Fees Charged on Invested Capital $4.4 $ billion Private Markets AUM Absolute Return Strategies AUM Total AUM Assets Under Management 10 12% 7% (5)%

$625 $782 247 361 378 421 Unrealized Carried Interest - Firm Share Unrealized Carried Interest - Non-Firm Share Q2 2021 Q2 2023 $154 $180 $448 36 79 246 118 101 202 Firm Share of Carried Interest by Vintage Year 2013 or Earlier 2014-2016 2017+ Highly Diversified Incentive Fee Opportunity Unrealized Carried Interest by Vintage Year8 7-9. See Notes towards the end of the document. 11 7 • Annual Performance Fees: $28 million annual run-rate performance fee opportunity9, from 55 programs ◦ $13 million performance fee potential in 20239 • Carried Interest: 135 programs with unrealized carried interest $ million 46% Firm Share 40% Firm Share 44% Firm Share 55% Firm Share 23% Firm Share Firm Share of Carried Interest8 7 21% CAGR in Firm Share of Carried Interest

Key 2023 and Long-Term Growth Drivers 10-13. See Notes towards the end of the document. International Geographies Insurance Solutions Non-institutional / Retail ESG / Impact10 Private Markets Secondaries/Co-Invest/Direct Infrastructure & Real Estate Scale Specialized Funds Grow with Existing Clients Client Retention & Compound Capital 12  New Channel Expansion13 Ž High-Growth StrategiesŒ Scale Core Capabilities 2 Year Flows 9% AUM 5% 2 Year Flows 9% AUM 3% 2 Year Flows 41% $20b Specialized Fund AUM > > 50%+ Of top clients are invested in more than 1 vertical11 Approximately 90% Private Markets Re- Up Rate12 18% YoY Increase Opportunity to Grow Absolute Return Strategies FPAUM From Compounding $26b AUM $24b AUM 24% YoY Increase 23% YoY Increase in Infrastructure AUM 31% YoY Increase in Real Estate AUM

14. Reflects GAAP cash including $8 million of cash held at consolidated carry plan entities. 15. Represents firm share of Net Asset Value as of June 30, 2023. 16. Debt principal at pricing of L+250bps as of June 30, 2023, subject to a LIBOR floor of 50bps. 17. Excludes all outstanding letters of credit. 18. Warrants strike at $11.50 and are subject to early redemption or exercise at $18.00 per share. 13 • In accordance with the firm's $90 million stock repurchase authorization, GCM Grosvenor repurchased $1.1 million of Class A common stock during the quarter ◦ $21.6 million remained in the approved share and warrant repurchase program as of June 30, 2023 ◦ The Board of Directors approved an incremental $25 million share authorization in August 2023 Key Cash, Investment and Debt Metrics as of 6/30/23 ($mm) Cash and Cash Equivalents14 $ 51 Investments15 175 Cash and Investments 226 Unrealized Carried Interest15 361 Cash, Investments and Unrealized Carried Interest15 587 Debt16 391 Drawn Revolving Credit Facility ($48.2 million available)17 0 Summary of Ownership as of 6/30/23 (mm) Shares % Management Owned Shares 144.2 78 % Publicly Traded Shares 41.8 22 % Total Shares 186.0 100 % Warrants Outstanding18 17.7 Other Key Items

14 Three Months Ended Six Months Ended $000, except per share amounts and where otherwise noted Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Revenues Management fees $ 92,830 $ 93,564 $ 184,940 $ 185,809 Incentive fees 10,505 12,996 22,497 18,811 Other operating income 1,025 1,053 2,051 2,109 Total operating revenues 104,360 107,613 209,488 206,729 Expenses Employee compensation and benefits 61,429 114,868 127,334 201,092 General, administrative and other 23,093 28,726 44,351 54,505 Total operating expenses 84,522 143,594 171,685 255,597 Operating income (loss) 19,838 (35,981) 37,803 (48,868) Investment income (loss) (1,197) 2,109 9,663 8,433 Interest expense (5,591) (5,682) (10,875) (12,337) Other income — 458 1 1,172 Change in fair value of warrant liabilities 19,640 4,895 21,662 2,674 Net other income (expense) 12,852 1,780 20,451 (58) Income (loss) before income taxes 32,690 (34,201) 58,254 (48,926) Provision for income taxes 2,011 2,050 4,344 2,472 Net income (loss) 30,679 (36,251) 53,910 (51,398) Less: Net income attributable to noncontrolling interests in subsidiaries 844 1,396 5,680 4,169 Less: Net income (loss) attributable to noncontrolling interests in GCMH 22,230 (42,495) 35,899 (59,185) Net income attributable to GCM Grosvenor Inc. $ 7,605 $ 4,848 $ 12,331 $ 3,618 Earnings (loss) per share of Class A common stock: Basic $ 0.17 $ 0.11 $ 0.27 $ 0.08 Diluted $ 0.13 $ (0.23) $ 0.21 $ (0.32) Weighted average shares of Class A common stock outstanding: Basic (in millions) 45.1 43.7 44.9 43.0 Diluted (in millions) 189.4 187.9 189.5 187.3 GAAP Statements of Income

Summary of Non-GAAP Financial Measures[19]

$000, except per share amounts and where otherwise noted	Three Months Ended Jun 30, 2022	Three Months Ended Jun 30, 2023	Six Months Ended Jun 30, 2022	Six Months Ended Jun 30, 2023
Adjusted EBITDA				
Revenues				
Private markets strategies	$ 50,394	$ 52,978	$ 97,235	$ 104,780
Absolute return strategies	40,123	36,752	82,834	73,888
Management fees, net[20]	90,517	89,730	180,069	178,668
Administrative fees and other operating income	1,025	1,053	2,051	2,109
Fee-Related Revenue	**91,542**	**90,783**	**182,120**	**180,777**
Less:				
Cash-based employee compensation and benefits, net[21]	(40,520)	(38,492)	(81,383)	(78,382)
General, administrative and other, net[22]	(18,463)	(19,495)	(36,467)	(39,222)
Fee-Related Earnings	**32,559**	**32,796**	**64,270**	**63,173**
Fee-Related Earnings Margin	***36%***	***36%***	***35 %***	***35 %***
Incentive fees:				
Performance fees	317	269	1,318	513
Carried interest	10,188	12,727	21,179	18,298
Incentive fee related compensation and NCI:				
Cash-based incentive fee related compensation	(1,219)	(1,728)	(2,813)	(2,465)
Carried interest compensation, net[23]	(6,092)	(7,498)	(12,283)	(10,715)
Carried interest attributable to noncontrolling interests	(1,706)	(1,657)	(3,521)	(2,618)
Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries[24]	793	284	3,457	839
Interest income	42	388	45	1,083
Other (income) expense	(42)	72	(44)	89
Depreciation	395	352	794	699
Adjusted EBITDA	**35,235**	**36,005**	**72,402**	**68,896**
Adjusted EBITDA Margin	***35%***	***35%***	***35 %***	***35 %***
Adjusted Net Income Per Share				
Adjusted EBITDA	**35,235**	**36,005**	**72,402**	**68,896**
Depreciation	(395)	(352)	(794)	(699)
Interest expense	(5,591)	(5,682)	(10,875)	(12,337)
Adjusted Pre-Tax Income	**29,249**	**29,971**	**60,733**	**55,860**
Adjusted income taxes[4]	(7,166)	(7,252)	(14,880)	(13,518)
Adjusted Net Income	**22,083**	**22,719**	**45,853**	**42,342**
Adjusted shares outstanding (in millions)	189.4	188.0	189.5	188.1
Adjusted Net Income per Share - diluted	**$ 0.12**	**$ 0.12**	**$ 0.24**	**$ 0.23**

4, 19, 21-24. See Notes towards the end of the document.

20. Excludes fund reimbursement revenue of $2.3 million and $3.8 million for the three months ended June 30, 2022 and 2023, respectively, and $4.9 million and $7.1 million for the six months ended June 30, 2022 and 2023, respectively.

GCM GROSVENOR

15

Appendix

52 Years of Alternative Asset Management Investing 17 PrimaryDirect Secondary Co- Invest Real Estate $5.5bn Absolute Return $22.5bn Private Equity $29.9bn ESG / Impact $24.1bn Alternative Credit $12.5bn Infrastructure $12.9bn 25-26. See Notes towards the end of the document. $76bn Assets under Management 26 1971 First year of investing 74% of AUM in customized separate accounts 533 Employees25 173 Investment professionals Seeding /Stakes

Our Strengths Fuel Our Future Growth 18 26. See Notes towards the end of the document. 18 $76bn Assets under Management26

19 Over 500 institutional clients27 Over 150 clients with customized portfolios27 FRAGMENTED DEAL AND MANAGER UNIVERSE Track 6,500+ managers across our platform27 With Alternatives, We Operate as a Solutions Provider 27. As of December 31, 2022.

Flexible Delivery Formats Fuel Client Extension Opportunities • 74% of AUM • Specifically tailored program to client objectives and constraints • Extension of staff • Provide value-add ancillary services, including administering capital, on behalf of certain of our clients • Evergreen and closed-ended options • Approximately 90% re-up success12 • 26% of AUM • Turnkey solution • Across investment strategies • Lower required investment to access • Risk return objectives and fund strategy developed by GCMG to meet the market’s needs • Evergreen and closed-ended options • 14 years average client tenure across top 25 clients by AUM • 50%+ of top clients are invested in more than one vertical11 • Proven success extending client relationships into new strategies and investment types 11-12. See Notes towards the end of the document. 20

21 Note: AUM as of June 30, 2023. Management fees for the twelve months ended June 30, 2023. 11. See Notes towards the end of the document. 28. Institutional clients as of March 31, 2023. Strong Value Proposition Attracts Tenured and Diversified Clients Our client base is institutional and stable % of AUM Our client base is global % of AUM Our client base is diversified % of management fees No single client contributes more than 5% of our management fees Government/ Sovereign Corporation Retail / Non- Institutional Other Financial Institutions 53% 14% 10% 5% 6% 9% 60% 23% 11% 6% Americas APAC EMEA Rest of World 22% 13% 65% Other Top 1-10 Top 11-20 Pensions $76B of AUM across over 500 institutional clients28 14yrs Average relationship of our 25 largest clients by AUM 50%+ of top clients are invested in more than 1 vertical11 3% Insurance

$19.5 $24.1 Q2 2022 Q2 2023 ESG and Impact Investments AUM ($bn) Note: ESG and Impact Investments AUM as of June 30, 2022 and June 30, 2023. ESG and Impact AUM by Strategy as of June 30, 2023. 10, 29. See Notes towards the end of the document. 24% Diverse Managers Regionally Targeted / Inclusive Finance Clean Energy Workforce Standards / Labor Impact Other ESG and Impact $15.1 billion $1.6 billion $4.2 billion $1.7 billion $2.1 billion ESG and Impact Remains a Core Driver of AUM Growth10 22 ESG and Impact AUM by Strategy29 Essential Social Services $5.3 billion

Illustrative Client Economic Value Proposition: Absolute Return Strategies

Example: $300M Fee Paying; $300M Non-Fee Paying. Assuming 0% gross return.

- GCM Grosvenor offers large Absolute Return Strategies clients a ‘hybrid model’ through which the firm provides advisory services for a non-fee paying client directed portfolio alongside the client’s GCM managed fee-paying portfolio
- Under this structure, the client benefits from GCM Grosvenor’s fee savings derived as a consequence of our size and scale
- This structure results in a highly advantageous constructive fee

	Fee Paying[30] *$300 million*	**Non-Fee Paying** *$300 million*
Management fee at the GCM Grosvenor portfolio level	*60 bps*	*0 bps*
Fee savings at the underlying fund level	*(50 bps)*[31]	*(50 bps)*[31]
GCM Grosvenor management fee, net of fee savings	*10 bps*	*(50 bps)*

GCM Grosvenor achieves fee savings in portfolios we both manage and advise.

Constructive GCM Grosvenor management fee[32]	*30 bps*
Less fee savings	*(50 bps)*
Constructive GCM Grosvenor management fee, net of fee savings	*(20 bps)*

30. This hypothetical portfolio has an annual performance fee component of 5% over a hurdle (capped at 5%) of 90-day U.S. T-Bill plus 2%.
31. Fee savings is shown for illustrative purposes only, and is not intended to imply that any GCM Grosvenor portfolio will achieve such savings over any period. Fee savings varies by GCM Grosvenor portfolio and our calculation of fee savings is subject to a number of assumptions. Fee savings may be greater at higher rates of return for certain portfolios.
32. Reflects the weighted-average GCM Grosvenor portfolio-level management fee across the fee-paying and non-fee-paying portions reflected above, assuming a 50/50 AUM split between the two. In practice many large institutional clients have greater than 50% of their absolute return programs being managed on a direct basis and consequently the value of a relationship with GCM Grosvenor is greater.

GCM GROSVENOR
23

24 Illustrative Client Economic Value Proposition: Private Markets Example: $1.0Bn Program – Direct Primary Program vs. GCM Grosvenor Primary + Co-Investment Program Direct Primary Only Program $1.0 billion Management fee at the underlying fund level 200 bps Management fee at the GCM Grosvenor portfolio level N/A Total Management Fees 200 bps Carried interest at the underlying fund level 20% Carried interest at the GCM Grosvenor portfolio level 0% Total Carried Interest 20% 200 bps N/A 20% 0% GCM Grosvenor Managed Primaries Program $650 million GCM Grosvenor Managed Co- Investment Program $350 million 0 bps 100 bps 0% 10% 165 bps ~16.5% vs.

Supplemental Information

26 $000 Dec 31, 2022 Jun 30, 2023 Assets Cash and cash equivalents $ 85,163 $ 50,756 Management fees receivable 18,720 19,184 Incentive fees receivable 16,478 7,230 Due from related parties 13,119 12,266 Investments 223,970 236,014 Premises and equipment, net 4,620 4,404 Lease right-of-use assets 12,479 10,371 Intangible assets, net 3,940 3,283 Goodwill 28,959 28,959 Deferred tax assets, net 60,320 59,640 Other assets 21,165 18,716 Total assets 488,933 450,823 Liabilities and Equity (Deficit) Accrued compensation and benefits 52,997 28,095 Employee related obligations 36,328 31,712 Debt 387,627 386,174 Payable to related parties pursuant to the tax receivable agreement 55,366 55,361 Lease liabilities 15,520 12,677 Warrant liabilities 7,861 5,186 Accrued expenses and other liabilities 27,240 32,501 Total liabilities 582,939 551,706 Commitments and contingencies Preferred stock, $0.0001 par value, 100,000,000 shares authorized, none issued — — Class A common stock, $0.0001 par value, 700,000,000 authorized; 41,806,215 and 41,833,448 issued and outstanding as of December 31, 2022 and June 30, 2023, respectively 4 4 Class B common stock, $0.0001 par value, 500,000,000 authorized, none issued — — Class C common stock, $0.0001 par value, 300,000,000 authorized; 144,235,246 issued and outstanding as of December 31, 2022 and June 30, 2023 14 14 Additional paid-in capital — 1,586 Accumulated other comprehensive income 4,096 4,048 Retained earnings (23,934) (30,457) Total GCM Grosvenor Inc. deficit (19,820) (24,805) Noncontrolling interests in subsidiaries 67,900 64,954 Noncontrolling interests in GCMH (142,086) (141,032) Total deficit (94,006) (100,883) Total liabilities and equity (deficit) $ 488,933 $ 450,823 GAAP Balance Sheets

27 Three Months Ended Six Months Ended $000 Jun 30, 2022 Mar 31, 2023 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Components of GAAP Employee Compensation and Benefits Cash-based employee compensation and benefits, net33 $ 40,520 $ 39,890 $ 38,492 $ 81,383 $ 78,382 Cash-based incentive fee related compensation 1,219 737 1,728 2,813 2,465 Carried interest compensation, net34 6,092 3,217 7,498 12,283 10,715 Partnership interest-based compensation 7,027 11,097 63,127 14,142 74,224 Equity-based compensation 5,604 25,793 3,815 15,485 29,608 Severance 268 4,563 199 781 4,762 Other non-cash compensation 752 584 (50) 836 534 Non-cash carried interest compensation (53) 343 59 (389) 402 GAAP employee compensation and benefits $ 61,429 $ 86,224 $ 114,868 $ 127,334 $ 201,092 33-34. See Notes towards the end of the document. Components of GAAP Expenses

28 Three Months Ended Six Months Ended $000 Jun 30, 2022 Mar 31, 2023 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Net Incentive Fees Attributable to GCM Grosvenor Incentive fees: Performance fees $ 317 $ 244 $ 269 $ 1,318 $ 513 Carried interest 10,188 5,571 12,727 21,179 18,298 Total Incentive Fees $ 10,505 $ 5,815 $ 12,996 $ 22,497 $ 18,811 Less incentive fees contractually owed to others: Cash carried interest compensation (6,039) (3,560) (7,557) (11,894) (11,117) Non-cash carried interest compensation (53) 343 59 (389) 402 Carried interest attributable to other noncontrolling interest holders (1,706) (961) (1,657) (3,521) (2,618) Firm share of incentive fees7 2,707 1,637 3,841 6,693 5,478 Less: Cash-based incentive fee related compensation (1,219) (737) (1,728) (2,813) (2,465) Net incentive fees attributable to GCM Grosvenor $ 1,488 $ 900 $ 2,113 $ 3,880 $ 3,013 % of Firm Share of Incentive Fees 55% 55% 55% 58% 55 % Reconciliation to Non-GAAP Metrics 7. See Notes towards the end of the document.

Reconciliation to Non-GAAP Metrics

$000	Three Months Ended Jun 30, 2022	Three Months Ended Mar 31, 2023	Three Months Ended Jun 30, 2023	Six Months Ended Jun 30, 2022	Six Months Ended Jun 30, 2023
Adjusted Pre-Tax Income & Adjusted Net Income					
Net income (loss) attributable to GCM Grosvenor Inc.	**$ 7,605**	**$ (1,230)**	**$ 4,848**	**$ 12,331**	**$ 3,618**
Plus:					
Net income (loss) attributable to noncontrolling interests in GCMH	22,230	(16,690)	(42,495)	35,899	(59,185)
Provision for income taxes	2,011	422	2,050	4,344	2,472
Change in fair value of warrant liabilities	(19,640)	2,221	(4,895)	(21,662)	(2,674)
Amortization expense	579	328	329	1,158	657
Severance	268	4,563	199	781	4,762
Transaction expenses[35]	1,625	2,359	4,400	1,704	6,759
Changes in tax receivable agreement liability and other	—	—	468	127	468
Partnership interest-based compensation	7,027	11,097	63,127	14,142	74,224
Equity-based compensation	5,604	25,793	3,815	15,485	29,608
Other non-cash compensation	752	584	(50)	836	534
Less:					
Unrealized investment (income) loss, net of noncontrolling interests	1,241	(3,901)	(1,884)	(4,023)	(5,785)
Non-cash carried interest compensation	(53)	343	59	(389)	402
Adjusted Pre-Tax Income	**29,249**	**25,889**	**29,971**	**60,733**	**55,860**
Less:					
Adjusted income taxes[4]	(7,166)	(6,266)	(7,252)	(14,880)	(13,518)
Adjusted Net Income	**$ 22,083**	**$ 19,623**	**$ 22,719**	**$ 45,853**	**$ 42,342**

4, 35. See Notes towards the end of the document.

GCM GROSVENOR

29

30 Three Months Ended Six Months Ended $000 Jun 30, 2022 Mar 31, 2023 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Adjusted EBITDA Adjusted Net Income $ 22,083 $ 19,623 $ 22,719 $ 45,853 $ 42,342 Plus: Adjusted income taxes4 7,166 6,266 7,252 14,880 13,518 Depreciation expense 395 347 352 794 699 Interest expense 5,591 6,655 5,682 10,875 12,337 Adjusted EBITDA $ 35,235 $ 32,891 $ 36,005 $ 72,402 $ 68,896 Fee-Related Earnings Adjusted EBITDA 35,235 32,891 36,005 72,402 68,896 Less: Incentive fees (10,505) (5,815) (12,996) (22,497) (18,811) Depreciation expense (395) (347) (352) (794) (699) Other non-operating income — (712) (460) (1) (1,172) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries24 (793) (555) (284) (3,457) (839) Plus: Incentive fee-related compensation 7,311 3,954 9,226 15,096 13,180 Carried interest attributable to other noncontrolling interest holders, net 1,706 961 1,657 3,521 2,618 Fee-Related Earnings $ 32,559 $ 30,377 $ 32,796 $ 64,270 $ 63,173 4, 24. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

31 Three Months Ended Six Months Ended $000, except per share amounts and where otherwise noted Jun 30, 2022 Mar 31, 2023 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Adjusted Net Income Per Share Adjusted Net Income $ 22,083 $ 19,623 $ 22,719 $ 45,853 $ 42,342 Weighted-average shares of Class A common stock outstanding - basic (in millions) 45.1 42.4 43.7 44.9 43.0 Exercise of private warrants - incremental shares under the treasury stock method (in millions) — — — — — Exercise of public warrants - incremental shares under the treasury stock method (in millions) — — — — — Exchange of partnership units (in millions) 144.2 144.2 144.2 144.2 144.2 Assumed vesting of RSUs - incremental shares under the treasury stock method (in millions) — — — 0.4 — Weighted-average shares of Class A common stock outstanding - diluted (in millions) 189.4 186.6 187.9 189.5 187.3 Effective RSUs, if antidilutive for GAAP (in millions) — 1.5 0.1 — 0.8 Adjusted shares - diluted (in millions) 189.4 188.2 188.0 189.5 188.1 Adjusted Net Income Per Share - diluted $ 0.12 $ 0.10 $ 0.12 $ 0.24 $ 0.23 Note: Amounts may not foot due to rounding. Reconciliation to Adjusted Net Income Per Share

32 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (April 1, 2023) $ 38,030 $ 21,785 $ 59,815 $ 6,436 $ 75,252 Contributions from CNYFPAUM 499 — 499 Contributions from New Capital Raised 654 42 696 Withdrawals (15) (645) (660) Distributions (157) (49) (206) Change in Market Value 86 446 532 Foreign Exchange and Other (46) (69) (115) End of Period Balance (June 30, 2023) $ 39,051 $ 21,510 $ 60,561 $ 6,700 $ 75,967 % Change 3% -1% 1% 4% 1 % Three Months Ended June 30, 2023 Change in FPAUM and AUM Six Months Ended June 30, 2023 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (January 1, 2023) $ 36,876 $ 21,980 $ 58,856 $ 7,603 $ 73,667 Contributions from CNYFPAUM 1,454 3 1,457 Contributions from New Capital Raised 1,398 155 1,553 Withdrawals (28) (1,201) (1,229) Distributions (503) (49) (552) Change in Market Value 118 753 871 Foreign Exchange and Other (264) (131) (395) End of Period Balance (June 30, 2023) $ 39,051 $ 21,510 $ 60,561 $ 6,700 $ 75,967 % Change 6% -2% 3% -12% 3%

Management Fee Detail[36]

$000	Three Months Ended			Six Months Ended	
	Jun 30, 2022	Mar 31, 2023	Jun 30, 2023	Jun 30, 2022	Jun 30, 2023
Management Fees					
Private Markets					
Specialized Funds	$ 19,282	$ 19,450	$ 19,922	$ 36,371	$ 39,372
Average Fee Rate[37]	*0.79 %*	*0.79 %*	*0.79 %*	*0.77 %*	*0.80 %*
Customized Separate Accounts	31,112	32,352	33,056	60,864	65,408
Average Fee Rate	*0.48 %*	*0.47 %*	*0.46 %*	*0.48 %*	*0.47 %*
Private Markets Management Fees	**50,394**	**51,802**	**52,978**	**97,235**	**104,780**
Average Fee Rate - Private Markets[37]	*0.56 %*	*0.55 %*	*0.55 %*	*0.55 %*	*0.55 %*
Absolute Return Strategies Management Fees	**40,123**	**37,136**	**36,752**	**82,834**	**73,888**
Average Fee Rate - Absolute Return Strategies (Management Fee Only)	*0.69 %*	*0.68 %*	*0.68 %*	*0.69 %*	*0.68 %*
Average Fee Rate - Absolute Return Strategies (Actual Management Fee + Run Rate Performance Fee at End of Period)[38]	*0.81 %*	*0.79 %*	*0.79 %*	*0.80 %*	*0.79 %*

36. Excludes fund reimbursement revenue of $2.3 million, $3.3 million and $3.8 million for the three months ended June 30, 2022, March 31, 2023 and June 30, 2023, respectively, and $4.9 million and $7.1 million for the six months ended June 30, 2022 and 2023, respectively.
37. Average fee rate excludes effect of catch-up management fees.
38. The run rate on annual performance fees reflects potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. The metric is calculated as the actual management fees during the period, plus the run rate performance fee from the end of the period, divided by the average fee-paying AUM over the period.

GCM GROSVENOR
33

Private Markets Strategies Performance Metrics

Realized and Partially Realized Investments ($ million)

Strategy		Commitments		Contributions		Distributions		Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity												
Primary Fund Investments[39]	$	13,214	$	14,386	$	23,691	$	2,973	1.85	13.9 %	10.4 %	S&P 500
Secondaries Investments[40]		538		468		585		214	1.71	19.9 %	12.1 %	S&P 500
Co-Investments/Direct Investments[41]		3,160		3,020		5,071		799	1.94	21.5 %	16.2 %	S&P 500
Infrastructure[42]		2,997		3,018		4,000		1,262	1.74	12.8 %	6.5 %	MSCI World Infrastructure
Real Estate[43]		626		645		913		51	1.49	18.0 %	11.6 %	FNERTR Index
ESG and Impact Strategies												
Diverse Managers[44]		2,380		2,484		3,564		1,443	2.02	23.1 %	14.7 %	S&P 500
Labor Impact Investments	$	—	$	—	$	—	$	—	N/A	N/A	N/A	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through March 31, 2023. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

39-44. See Notes towards the end of the document.

GCM GROSVENOR

34

Private Markets Strategies Performance Metrics

All Investments ($ million)

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[39]	$ 24,064	$ 22,272	$ 26,851	$ 9,991	1.65	12.9 %	10.6 %	S&P 500
Secondary Investments[40]	1,887	1,696	884	1,606	1.47	18.5 %	10.5 %	S&P 500
Co-Investments/Direct Investments[41]	7,715	7,275	5,368	6,895	1.69	18.8 %	13.1 %	S&P 500
Infrastructure[42]	9,324	7,720	4,913	5,729	1.38	10.3 %	5.4 %	MSCI World Infrastructure
Real Estate[43]	4,138	2,994	1,637	1,995	1.21	11.0 %	4.3 %	FNERTR Index
Multi-Asset Class Programs	3,028	3,017	1,810	2,192	1.33x	17.7 %	N/A	N/A
ESG and Impact Strategies								
Diverse Managers[44]	10,673	8,642	5,053	8,965	1.62	19.3 %	11.7 %	S&P 500
Labor Impact Investments	771	682	23	879	1.32	16.9 %	2.0 %	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through March 31, 2023. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

39-44. See Notes towards the end of the document.

GCM GROSVENOR
35

36 Annualized Returns Periods Ended June 30, 2023 Assets Under Management as of June 30, 2023 (Bn) Three Months Ended June 30, 2023 Year to Date One Year Three Year Five Year Since Inception Gross Net Gross Net Gross Net Gross Net Gross Net Gross Net Absolute Return Strategies (Overall) $ 22.5 2.0% 1.8% 3.5% 3.2% 6.4% 5.8% 6.0% 5.3% 4.2% 3.5% 6.7% 5.7 % GCMLP Diversified Multi-Strategy Composite $ 11.3 2.4% 2.3% 4.2% 3.9% 7.4% 6.7% 6.6% 5.8% 4.5% 3.8% 7.7% 6.4 % Note: Absolute Return Strategies (Overall) is since 1996. GCMLP Diversified Multi-Strategy Composite is since 1993. Absolute Return Strategies Performance

Notes

1. Excludes fund reimbursement revenue of $3.8 million and $7.1 million for the three and six months ended June 30, 2023, respectively.

2. Excludes fund reimbursement revenue for private markets of $1.4 million and $3.0 million for the three and six months ended June 30, 2023, respectively.

3. Excludes fund reimbursement revenue for absolute return strategies of $2.4 million and $4.1 million for the three and six months ended June 30, 2023, respectively.

4. Reflects a corporate and blended statutory tax rate of 24.5% for the three and six months ended June 30, 2022 and of 24.2% for the three and six months ended June 30, 2023 applied to Adjusted Pre-Tax Income. The 24.5% and 24.2% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.5% and 3.2%, respectively.

7. Firm share represents net of contractual obligations but before discretionary cash-based incentive compensation post-Mosaic repurchase, which occurred on July 2, 2021.

8. Represents consolidated view, including all NCI and compensation related awards.

9. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. 2023 performance fee potential is calculated using the same assumptions as run-rate annual performance fees, but also considers existing loss carryforwards and hurdles if applicable.

10. ESG and Impact Investments AUM as of June 30, 2022 and June 30, 2023. ESG and Impact AUM by Strategy as of June 30, 2023. AUM related to certain ESG and Impact investments includes mark-to-market changes for funds that charge management fees based on commitments. Such increases in AUM do not increase FPAUM or revenue. The data regarding ESG themes presented above and otherwise contained herein is based on the assessment of each such investment by GCM Grosvenor investment team members. The relevant investments are placed into categories that are generally consistent with the categories presented in the UN PRI Impact Investing Market Map. Primary fund assessments are based on whether a significant part of the expected strategy of the primary fund falls into an ESG category. Co-investment categorizations are based either on categories represented by the co-investment sponsor or the underlying portfolio company. Diverse Manager investments include investments managed by or sponsored by a diverse manager, based on GCM Grosvenor's definition of a diverse manager, which is determined by thresholds of manager economic ownership by diverse parties (race, gender, sexual orientation, veterans, disabled persons). There is significant subjectivity in placing an investment in a particular category, and conventions and methodologies used by GCM Grosvenor in categorizing investments and calculating the data presented may differ from those used by other investment managers. Additional information regarding these conventions and methodologies is available upon request.

11. Based on 50 largest clients by AUM as of June 30, 2023.

12. For Private Markets customized separate accounts from January 1, 2018 through June 30, 2023.

13. AUM as of June 30, 2023; 2 Year Fundraising through June 30, 2023.

19. Adjusted EBITDA and Adjusted Net Income per share are non-GAAP financial measures. See Appendix for the reconciliations of our non-GAAP financial measures to the most comparable GAAP metric.

21. Excludes severance expenses of $0.3 million and $0.2 million for the three months ended June 30, 2022 and 2023, respectively, and $0.8 million and $4.8 million for the six months ended June 30, 2022 and 2023, respectively.

22. General, administrative and other, net is comprised of the following:

	Three Months Ended		Six Months Ended	
$000	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	Jun 30, 2023
Components of general, administrative and other, net				
General, administrative and other	(23,093)	(28,726)	(44,351)	(54,505)
Plus:				
Transaction expenses	1,625	4,400	1,704	6,759
Fund reimbursement revenue	2,313	3,834	4,871	7,141
Amortization expense	579	329	1,158	657
Non-core items	113	668	151	726
Total general, administrative and other, net	**(18,463)**	**(19,495)**	**(36,467)**	**(39,222)**

GCM GROSVENOR

37

38 Notes (continued) 23. Excludes immaterial impacts of non-cash carried interest expense of $0.1 million and $(0.1) million for the three months ended June 30, 2022 and 2023, respectively, and $0.4 million and $(0.4) million for the six months ended June 30, 2022 and 2023, respectively. 24. Investment income or loss is generally realized when the Company redeems all or a portion of its investment or when the Company receives or is due cash, such as a from dividends or distributions. 25. Employee data as of July 1, 2023. Individuals with dual responsibilities are counted only once. 26. AUM as of June 30, 2023. 29. Some investments are counted in more than one ESG category. 33. Excludes severance expenses of $0.3 million, $4.6 million and $0.2 million for the three months ended June 30, 2022, March 31, 2023 and June 30, 2023, respectively, and $0.8 million and $4.8 million for the six months ended June 30, 2022 and 2023, respectively. 34. Excludes immaterial impact of non-cash carried interest expense of $0.1 million, $(0.3) million and $(0.1) million for the three months ended June 30, 2022, March 31, 2023 and June 30, 2023, respectively, and $0.4 million and $(0.4) million for the six months ended June 30, 2022 and 2023, respectively. 35. Represents 2022 and 2023 expenses related to contemplated corporate transactions. 39. Reflects primary fund investments since 2000. Excludes certain private markets credit fund investments outside of private equity programs. 40. GCM Grosvenor established a dedicated private equity secondaries vertical in September 2014. Track record reflects all secondaries investments since the new vertical was formed. 41. GCM Grosvenor established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy in December 2008. Track record reflects co- investments/direct investments made since 2009. 42. Reflects infrastructure investments since 2006. Infrastructure investments exclude labor impact investments. 43. Reflects real estate investments since 2010. In 2010, GCM Grosvenor established a dedicated Real Estate team and adopted a more targeted, active real estate strategy. 44. Since 2007.

39 Adjusted Net Income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. Adjusted Pre-Tax Income represents net income attributable to GCM Grosvenor Inc. including (a) net income (loss) attributable to GCMH, excluding (b) provision (benefit) for income taxes, (c) changes in fair value of derivatives and warrant liabilities, (d) amortization expense, (e) partnership interest-based and non-cash compensation, (f) equity-based compensation, including cash-settled equity awards (as we view the cash settlement as a separate capital transaction), (g) unrealized investment income, (h) changes in tax receivable agreement liability and (i) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. Adjusted Net Income represents Adjusted Pre-Tax Income fully taxed at each period's blended statutory tax rate. Adjusted Net Income Per Share is a non-GAAP measure that is calculated by dividing Adjusted Net Income by adjusted shares outstanding. Adjusted shares outstanding assumes the hypothetical full exchange of limited partnership interests in GCMH into Class A common stock of GCM Grosvenor Inc., the dilution from outstanding warrants for Class A common stock of GCM Grosvenor Inc. and the dilution from outstanding equity-based compensation. We believe adjusted net income per share is useful to investors because it enables them to better evaluate per-share performance across reporting periods. Adjusted EBITDA is a non-GAAP measure which represents Adjusted Net Income excluding (a) adjusted income taxes, (b) depreciation and amortization expense and (c) interest expense on our outstanding debt. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of our total operating revenues, net of fund expense reimbursements. We believe Adjusted Pre-Tax Income, Adjusted Net Income and Adjusted EBITDA are useful to investors because they provide additional insight into the operating profitability of our core business across reporting periods. These measures (1) present a view of the economics of the underlying business as if GCMH Equityholders converted their interests to shares of Class A common stock and (2) adjust for certain non-cash and other activity in order to provide more comparable results of the core business across reporting periods. These measures are used by management in budgeting, forecasting and evaluating operating results. Fee-Related Revenue ("FRR") is a non-GAAP measure used to highlight revenues from recurring management fees and administrative fees. FRR represents total operating revenues less (a) incentive fees and (b) fund reimbursement revenue. We believe FRR is useful to investors because it provides additional insight into our relatively stable management fee base separate from incentive fee revenues, which tend to have greater variability. Fee-Related Earnings (“FRE”) is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. FRE represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe FRE is useful to investors because it provides additional insights into the management fee driven operating profitability of our business. FRE Margin represents FRE as a percentage of our management fee and other operating revenue, net of fund expense reimbursements. Adjusted Revenue represents total operating revenues excluding reimbursement of expenses paid on behalf of GCM Funds and affiliates. Net Incentive Fees Attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) incentive fees contractually owed to others and (b) cash-based incentive fee related compensation. Net incentive fees provide investors useful information regarding the amount that such fees contribute to the Company’s earnings and are used by management in making compensation and capital allocation decisions. Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators

40 Fee-Paying Assets Under Management (“FPAUM” or “Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value. Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Contracted, Not Yet Fee-Paying AUM (“CNYFPAUM”) represents limited partner commitments which are expected to be invested and begin charging fees over the ensuing five years. New Capital Raised is new limited partner commitments where fees are charged immediately at the initial commitment date. Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark-to-market, insider capital and non-fee-paying assets under management. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP ("LLLP" or "GCMH"), an Delaware limited liability limited partnership, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purpose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Grosvenor Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. NM Not Meaningful Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators (continued)

41 Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor’s business, including anticipated incremental revenue from fundraising for specialized funds, the expected future performance of GCM Grosvenor's business and the expected benefits of our share repurchase plan. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; risks relating to our internal control over financial reporting; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Annual Report on Form 10-K filed by GCM Grosvenor on February 23, 2023 and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included elsewhere in this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This presentation includes certain projections of non-GAAP financial measures including fee-related earnings. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Disclaimer